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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report December 7, 2006
                Date of earliest event reported December 7, 2006


                        Commission file no. 333-133184-12


                               Neiman Marcus, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                                20-3509435
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(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

              1618 Main Street
               Dallas, Texas                               75201
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   (Address of principal executive offices)              (Zip code)


       Registrant's telephone number, including area code: (214) 743-7600

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished, not filed, pursuant to Item 2.02. Accordingly, this information will not be incorporated by reference into any registration statement filed by Neiman Marcus, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On December 7, 2006, Neiman Marcus, Inc. issued a press release announcing its results of operations and financial condition for the fiscal first quarter ended October 28, 2006. A copy of this press release is attached as Exhibit 99.1.

The press release contains information relating to adjusted operating earnings after excluding the matters indicated therein. Management has included this information because it believes it more accurately reflects results from core operating activities and is a better base from which to measure the company's future performance.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



(c) Exhibits.

99.1 Press release dated December 7, 2006 announcing financial results for the fiscal first quarter ended October 28, 2006.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIGNATURES




                                NEIMAN MARCUS, INC.




Date: December 7, 2006          By:  /s/ T. Dale Stapleton
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                                         T. Dale Stapleton Vice
                                         President and Controller
                                         (principal accounting
                                         officer of the registrant)